                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 13, 1995

                           SALICK HEALTH CARE, INC.
            (Exact name of registrant as specified in its charter)

Delaware                       0-13879                    95-4333272
(State or other             (Commission                 (IRS Employer
jurisdiction                File Number)               Identification No.)
of incorporation)

8201 Beverly Boulevard, Los Angeles, California         90048
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (213) 966-3400



(Former name or former address, if changed since last report.)
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Item 1.   Changes in Control of Registrant.
          --------------------------------

          On April 13, 1995, pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 22, 1994, as amended, among Registrant, Zeneca Limited, an English company ("Zeneca"), and Atkemix Thirty-nine Inc., a Delaware corporation and an indirect wholly owned subsidiary of Zeneca ("Merger Subsidiary"), Merger Subsidiary was merged with and into Registrant, with Registrant being the surviving corporation. As a result of the merger, there may be deemed to be a change in the control of Registrant.

     At the effective time of the merger on April 13, 1995 (the "Effective Time"), (a) each share of the Common Stock outstanding immediately prior to the Effective Time were converted into the right to receive (1) although no fractional shares will be issued, one-half share of Registrant's Callable Puttable Common Stock, $.001 par value per share (the "Special Common Stock"),
(2) $18.875 in cash and (3) additional consideration in the amount of $0.625, payable in two equal installments, the first to be paid 180 days after the Effective Time and the second to be paid 360 days after the Effective Time, and
(b) the shares of the common stock of Merger Subsidiary were converted into the right to receive a number of shares of the Common Stock, $.001 par value per share, of Registrant (the "Common Stock") equal to the sum of the number of shares of Special Common Stock that were outstanding immediately after the Effective Time plus the number of shares of Special Common Stock issuable upon the exercise of options to purchase shares thereof being issued in replacement of options to purchase the Common Stock outstanding at the Effective Time. As of immediately subsequent to the merger, Zeneca, through an indirect wholly owned subsidiary, is the beneficial owner (possessing sole voting and investment power) of 100% of the Common Stock of Registrant (which, other than in the case of certain class voting rights which are provided in Registrant's Certificate of Incorporation, represents at least 50% of the voting power of Registrant) and the stockholders of Registrant as of immediately prior to the Effective Time own 100% of the Special Common Stock.

          Effective as of the Effective Time, the terms of the Governance Agreement, dated as of December 22, 1994, as amended (the "Governance Agreement"), by and among Registrant, Zeneca and Dr. Bernard Salick, became effective. A description of the Governance Agreement is set forth on pages 20 through 22 inclusive of the Proxy Statement/Prospectus of Registrant dated March 13, 1995 (the "Proxy Statement"), which description is incorporated herein by this reference.

     Effective as of the Effective Time, the terms of the Second Amended and Restated Employment Agreement, dated as of December 22, 1994 (the "Salick Agreement"), by and among Registrant and Bernard Salick, M.D., superseded the agreement between Registrant and Dr. Salick existing prior to the merger and became effective. The Salick Agreement is described on pages

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22 and 23 inclusive of the Proxy Statement, which description is incorporated herein by reference.

     As required under the Salick Agreement, Dr. Salick and Registrant entered into an Agreement Not to Compete (the "Salick Non-Compete Agreement") which prohibits him, for a period of thirty months from the consummation of the Merger, from being employed by or otherwise participating in any business which competes with the business of Registrant within certain geographical limits and from soliciting employees or former employees without the prior written consent of Registrant. Although entered into on December 22, 1994, the Salick Non-Compete Agreement became effective after the Effective Time and then will be effective only in the event that the employment of Dr. Salick is terminated by Registrant for Good Cause or is terminated by him for any reason other than Good Reason (other than termination for Zeneca-initiated changes included within the definition of Good Reason), as those terms are defined in the Salick Agreement.

          Concurrently with the consummation of the Merger, Registrant entered into a Second Amended and Restated Employment Agreement and an Agreement Not to Compete with each of Leslie F. Bell, Executive Vice President, Chief Financial Officer, Secretary and a Director of Registrant, and Michael T. Fiore, Executive Vice President, Chief Operating Officer and a Director of Registrant. The employment agreement between Registrant and Mr. Bell and the employment agreement between Registrant and Mr. Fiore existing prior to the Merger were superseded by these new employment agreements. The new employment agreements are described on page 23 of the Proxy Statement, which description is incorporated herein by reference. The terms of the agreement not to compete with each of Mr. Bell and Mr. Fiore are substantially the same as the terms of the Salick Non-Compete Agreement.

          The foregoing and the material incorporated by reference are summaries of the terms of the Governance Agreement, Salick Agreement, the Salick Non-Compete Agreement and such employment agreements and agreements not to compete with Mr. Bell and Mr. Fiore and such summaries are qualified in their entirety by the terms of such agreements, a copy of each of which is filed as an exhibit to this report or incorporated by reference to a prior filing by Registrant.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.

     2 Agreement and Plan of Merger, dated as of December 22, 1994, as amended, by and among Registrant, Zeneca Limited and Atkemix Thirty-nine Inc. (incorporated by reference to Annex A to the Proxy Statement/Prospectus of Registrant dated March 13, 1995).

   10.1 Governance Agreement, dated as of December 22, 1994, as by and among Registrant, Bernard Salick, M.D. and Zeneca Limited (incorporated by reference to the exhibit of the same number to the Form 8-K of

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          Registrant with date of earliest event being reported of December 22,
          1994)

   10.2 Amendment No. 1 to Governance Agreement, dated as of March 7, 1995, by and among Registrant, Bernard Salick, M.D. and Zeneca Limited (incorporated by reference to Exhibit 2.5 of Registrant's Registration Statement on Form 8-A relating to Registrant's Callable Puttable Common Stock).

   10.3 Second Amended and Restated Employment Agreement, dated as of December 22, 1994, by and between Registrant and Bernard Salick, M.D.

   10.4 Agreement Not to Compete, dated as of December 22, 1994, between Registrant and Bernard Salick, M.D.

   10.5 Second Amended and Restated Employment Agreement, dated as of April 13, 1995, by and between Registrant and Leslie F. Bell.

   10.6 Agreement Not to Compete, dated as of April 13, 1995, between Registrant and Leslie F. Bell.

   10.7 Second Amended and Restated Employment Agreement, dated as of April 13, 1995, by and between Registrant and Michael T. Fiore.

   10.8 Agreement Not to Compete, dated as of April 13, 1995, between Registrant and Michael T. Fiore.

   99.1   Pages 20 through 23 inclusive of Registrant's Proxy
          Statement/Prospectus, dated March 13, 1995, incorporated by reference in response to item 1 to this Form 8-K.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SALICK HEALTH CARE, INC.



Date:  April 19, 1995               By:/s/ Leslie F. Bell
                                       __________________________
                                        Leslie F. Bell,
                                        Executive Vice President


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                                 EXHIBIT INDEX

  Number  Item                                                                     Page
  ------  ----                                                                     ----
     2    Agreement and Plan of Merger, dated as of December 22, 1994, as amended, by and among Registrant, Zeneca Limited and Atkemix Thirty-
          nine Inc. (incorporated by reference to Annex A to the Proxy
          Statement/Prospectus of Registrant dated March 13, 1995).

   10.1 Governance Agreement, dated as of December 22, 1994, as by and among Registrant, Bernard Salick, M.D. and Zeneca Limited (incorporated by reference to the exhibit of the same number to the Form 8-K of Registrant with date of earliest event being reported of December 22,
          1994)

   10.2 Amendment No. 1 to Governance Agreement, dated as of March 7, 1995, by and among Registrant, Bernard Salick, M.D. and Zeneca Limited (incorporated by reference to Exhibit 2.5 of Registrant's Registration Statement on Form 8-A relating to Registrant's Callable Puttable Common Stock).

   10.3 Second Amended and Restated Employment Agreement, dated as of December 22, 1994, by and between Registrant and Bernard Salick, M.D.

   10.4 Agreement Not to Compete, dated as of December 22, 1994, between Registrant and Bernard Salick, M.D.

   10.5 Second Amended and Restated Employment Agreement, dated as of April 13, 1995, by and between Registrant and Leslie F. Bell.

   10.6 Agreement Not to Compete, dated as of April 13, 1995, between Registrant and Leslie F. Bell.

   10.7 Second Amended and Restated Employment Agreement, dated as of April 13, 1995, by and between Registrant and Michael T. Fiore.

   10.8 Agreement Not to Compete, dated as of April 13, 1995, between Registrant and Michael T. Fiore.

   99.1   Pages 20 through 23 inclusive of Registrant's Proxy
          Statement/Prospectus, dated March 13, 1995, incorporated by reference in response to item 1 to this Form 8-K.


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